SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 14, 1996



                               W. R. GRACE & CO.
             (Exact name of registrant as specified in its charter)



         Delaware                    1-12139                65-0654331
     (State or other             (Commission File         (IRS Employer
     jurisdiction of                 Number)             Identification No.)
      incorporation)


      One Town Center Road, Boca Raton, Florida             33486-1010
      (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: 561/362-2000






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Item 5. Other Events.

     On November 14, 1996, W. R. Grace & Co. ("Company") announced that Larry Ellberger, senior vice president of strategic planning and development, had been elected to the added position of chief financial officer. Mr. Ellberger succeeds Peter D. Houchin, who is leaving the Company. The Company's November 14, 1996 press release is filed as an exhibit hereto and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     The Company's November 14, 1996 press release is filed as an exhibit hereto.

                                     - 2 -





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                             W. R. GRACE & CO.
                                             -----------------
                                               (Registrant)


                                             By    /s/Robert B. Lamm
                                                ---------------------------
                                                      Robert B. Lamm
                                                Vice President and Secretary


Dated: November 21, 1996

                                     - 3 -





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                               W. R. GRACE & CO.

                           Current Report on Form 8-K


                                 Exhibit Index


Exhibit No.      Description
-----------      ------------
99.1             Press Release dated November 14, 1996